Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Javelin Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas A. Hamilton, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:
(1)    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Douglas A. Hamilton

Douglas A. Hamilton
Chief Operating Officer and Chief Financial Officer

April 14, 2006

A signed original of this written statement required by Section 906 has been provided to Javelin Pharmaceuticals, Inc. and will be retained by Javelin Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request